Exhibit (32)
Quarterly Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The McGraw-Hill Companies, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The quarterly report on Form 10-Q for the quarter ended March 31, 2009 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2009	/s/ Harold W. McGraw III Harold W. McGraw III
Chairman, President and Chief Executive Officer

Dated: April 29, 2009	/s/ Robert J. Bahash Robert J. Bahash
Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to The McGraw-Hill
Companies, Inc. and will be retained by The McGraw-Hill Companies, Inc. and furnished to the Securities and
Exchange Commission or its staff upon request

32